                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 26, 2004

                         NORTH FORK BANCORPORATION, INC.
             ------------------------------------------------------
                          (Exact Name of Registrant as
                              Specified in Charter)


        Delaware                    1-10458                   36-3154608
-----------------------     ----------------------     -----------------------
    (State or Other            (Commission File            (I.R.S. Employer
      Jurisdiction                  Number)              Identification No.)
   of Incorporation)


                              275 Broadhollow Road
                            Melville, New York 11747
                    ----------------------------------------
                    (Address of Principal Executive Offices)
                                   (Zip Code)

       (Registrant's Telephone Number, Including Area Code) (631) 844-1004

                                 Not Applicable
                ----------------------------------------------
                  (Former Name or Former Address, if Changed
                              Since Last Report)


      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

( ) Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

( ) Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

( ) Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

( ) Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    REGULATION FD DISCLOSURE

      North Fork Bancorporation, Inc. issued a press release today (See Exhibit 99.1) announcing that it will be presenting at the Ryan, Beck & Co. Financial Institutions Investor Conference, WEDNESDAY, OCTOBER 27 at 3:45 P.M. (ET).

      Ryan, Beck & Co. has established a conference line for callers to listen in and hear the entire presentation including the question and answer period. However, this is a LISTEN ONLY conference line. The conference call in number is 800-236-9788.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

      (c)   Exhibits

            99.1  Press Release issued on October 26, 2004.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 26, 2004








NORTH FORK BANCORPORATION, INC.


By:   /s/  Daniel M. Healy

-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


                                        3